Exhibit 99.1

FOR IMMEDIATE RELEASE

For more information, contact:

Inna Vyadro	William J. Stuart
Director of Investor Relations	Chief Financial Officer
Avici Systems	Avici Systems
978-964-2000	978-964-2000
ivyadro@avici.com	wstuart@avici.com

Avici Systems Reports Fourth Quarter and Full Year 2006 Results

North Billerica, MA, February 14, 2007-— Avici Systems Inc. (NASDAQ: AVCI), today reported results for its fourth quarter and year ended December 31, 2006.

Gross revenue for the fourth quarter and year ended December 31, 2006 was $15.9 million and $82.8 million, respectively, compared to $6.1 million and $37.2 million, respectively, for the three and twelve-month periods ended December 31, 2005. Revenue, net of common stock warrant discount, for the three and twelve-months ended December 31, 2006 was $15.9 million and $82.2 million respectively, compared to $5.6 million and $35.1 million for the three and twelve-months ended December 31, 2005.

GAAP net income for the fourth quarter ended December 31, 2006 was $3.0 million, or $0.21 per share, compared to a GAAP net loss of $8.6 million, or $0.67 per share, in the prior year’s fourth quarter. GAAP net income in the 2006 period includes $0.5 million of special charges associated with the first quarter restructuring and $0.5 million of non-cash equity based charges recognized upon the adoption of Financial Accounting Standards Board Opinion 123R, which now requires that that the fair values of stock options be expensed in the Company’s GAAP financial statements. GAAP net loss in the 2005 period includes $0.5 million for a non-cash equity based charge relating to the common stock warrant discount.

GAAP net income for the year ended December 31, 2006 was $8.3 million, or $0.60 per share, compared to a GAAP net loss of $24.7 million, or $1.91 per share, for the year ended December 31, 2005. GAAP net income for the year ended December 31, 2006 includes $10.7 million of special charges associated with the Company’s first quarter decision to restructure its business and re-align its cost structure, $0.8 million of non-cash equity based charges recognized under Financial Accounting Standards Board Opinion 123R, $0.5 million relating to common stock warrant discount and credits of $0.2 million from the utilization of certain inventory previously written off. Special charges include $5.4 million of costs associated with the Company’s workforce reduction, $3.1 million related to inventory and inventory related charges, $1.6 million related to the write-off of certain contract distribution rights deemed impaired and $0.6 million related to certain other costs associated with the Company’s decision to restructure its business and realign its cost structure. GAAP net loss for the year ended December 31, 2005 includes $2.1 million for common stock warrant discount offset by a $1.8 million gain in connection with a settlement of a claim in bankruptcy and $0.3 million of inventory credits.

Non-GAAP net income (GAAP net income or loss excluding charges for restructuring, common stock warrant discount, certain stock based compensation, inventory and settlement credits) for the three months ended December 31, 2006 was $4.0 million, or $0.28 per share compared to non-GAAP net loss of $8.1 million, or $0.63 per share in the fourth quarter of 2005. Non-GAAP net income for the year ended December 31, 2006 was $20.1 million, or $1.47 per share, compared to non-GAAP net loss of $24.7 million or $1.91 per share for the prior year ended December 31, 2005.

Cash, cash equivalents, short and long-term marketable securities and restricted cash totaled $69.6 million at December 31, 2006.

“I am pleased to report another solid quarter and the completion of a year characterized by strong financial performance,” said Bill Leighton, Chief Executive Officer. “As we move ahead in 2007, we will continue to stay focused on maximizing our near term financial returns while prudently investing in our future.”

Avici will discuss these quarterly results as well as future business and financial expectations in an investor conference call tomorrow, February 15, 2007 at 8:30 AM EST. The conference telephone number is (800) 288-8976. A replay of the conference call will be available after 11:15 AM. Replay information will be available at (800) 475-6701 (USA) access code: 862023. Replay of this call is also available on Avici’s Web site, www.avici.com, along with a copy of this release.

Avici is a trademark of Avici Systems Inc.

This release contains information about Avici’s future expectations, plans, and prospects, including Avici’s expectations for annual gross revenues that constitute forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from those anticipated. Statements made with regard to interim results are not necessarily indicative of results that may be expected for future interim periods or for the full year. When used in this press release, the word “will”, “expected” and other similar expressions are intended to identify such forward looking statements. Such risks and uncertainties include, but are not limited to, the impact of restructuring and realignment, the amount and timing of the occurrence of related charges, risks associated with focusing on a core set of features and functionalities, market acceptance of Avici products, services and enhancements, dependence on our major customer, customer purchasing patterns and commitments, development of the market place, product development and enhancement, intensity of competition of other vendors, technological changes, reliance on distribution partners, risks associated with international expansion, and other risks set forth in Avici’s filings with the Securities and Exchange Commission. Avici does not undertake any duty to update forward-looking statements.

AVICI SYSTEMS INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

(Unaudited)

	Three Months Ended December 31,				Twelve Months Ended December 31,
	2006		2005		2006	2005 *
Revenue:
Product		$13,992		$4,860	$76,371	$32,408
Service		1,904		1,255	6,392	4,794

Total gross revenue		15,896		6,115	82,763	37,202
Less – Common stock warrant discount – Product		—		(526)	(527)	(2,107)

Net revenue		15,896		5,589	82,236	35,095

Cost of revenue – Product (1)		3,924		1,712	26,328	11,148
Cost of revenue – Service		393		483	1,795	2,127

Total cost of revenue		4,317		2,195	28,123	13,275

Gross margin		11,579		3,394	54,113	21,820

Operating expenses:
Research and development (2)		5,877		9,054	30,154	36,164
Sales and marketing (2)		949		2,256	4,077	9,112
General and administrative (2)		1,505		1,174	5,562	4,740
Stock-based compensation		492		—	819	—
Restructuring expenses		495		—	7,617	—

Total operating expenses		9,318		12,484	48,229	50,016

Income/(loss) from operations		2,261		(9,090)	5,884	(28,196)
Other income		—		—	—	1,788
Income Tax		(170)		—	(170)	—
Interest income, net		897		488	2,571	1,754

Net income/(loss)		$2,988		$(8,602)	$8,285	$(24,654)

Net earnings/(loss) per diluted share		$0.21		$(0.67)	$0.60	$(1.91)

Weighted average common shares used in computing diluted net income (loss) per share		14,075,017		12,918,091	13,706,889	12,887,979

(1) Includes inventory charge and (credits), as follows:
Inventory and inventory related charge		$—		$—	$3,094	$—

Credits from utilization of inventory previously written off in 2001	$	(—)	$	(—)	$(215)	$(323)

(2) Excludes certain non-cash, stock-based compensation, as follows:
Research and development		$265		$—	$440	$—
Sales and marketing		83		—	151	—
General and administration		144		—	228	—

		$492		$—	$819	$—

*	Amounts for the twelve months ended December 31, 2005 are derived from audited financial statements.

AVICI SYSTEMS INC.

NON-GAAP CONSOLIDATED STATEMENTS OF OPERATIONS

(IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

(Unaudited)

Note 1

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2006	2005	2006	2005
Revenue:
Product	$13,992	$4,860	$76,371	$32,408
Service	1,904	1,255	6,392	4,794

Total gross revenue	15,896	6,115	82,763	37,202

Cost of revenue – Product	3,924	1,712	23,449	11,471
Cost of revenue – Service	393	483	1,795	2,127

Total cost of revenue	4,317	2,195	25,244	13,598

Gross margin	11,579	3,920	57,519	23,604

Operating expenses:
Research and development	5,877	9,054	30,154	36,164
Sales and marketing	949	2,256	4,077	9,112
General and administrative	1,505	1,174	5,562	4,740

Total operating expenses	8,331	12,484	39,793	50,016

Income/(loss) from operations	3,248	(8,564)	17,726	(26,412)
Income Tax	(170)		(170)
Interest income, net	897	488	2,571	1,754

Non-GAAP net income/(loss)	$3,975	$(8,076)	$20,127	$(24,658)

Non-GAAP earnings/(loss) per diluted share	$0.28	$(0.63)	$1.47	$(1.91)

Weighted average common shares used in computing diluted net loss per share	14,075,017	12,918,091	13,706,889	12,887,979

Note 1 – The above non-GAAP consolidated statements of operations for the three and twelve months ended December 31, 2006 and 2005 are not presented in accordance with generally accepted accounting principles (GAAP) and are presented for informational purposes only. These statements exclude the impact of restructuring expenses, non-cash charges related to common stock warrant discount and certain stock based compensation as well as charges and credits related to inventory and related items and credits resulting from the assignment of a bankruptcy claim as presented in the following reconciliation for the applicable periods. The Company believes that this presentation of non-GAAP results provides helpful information to both management and investors in assessing our core operating performance. Such information should not be considered superior to, in isolation from, or as a substitute for results presented in accordance with generally accepted accounting principles.

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2006	2005	2006	2005
Non-GAAP net income/(loss)	$3,975	$(8,076)	$20,127	$(24,658)
Common stock warrant discount	—	(526)	(527)	(2,107)
Other Income	—	—	—	1,788
Restructuring expenses	(495)	—	(7,617)	—
Certain non-cash stock based compensation	(492)	—	(819)	—
Inventory and inventory related charge		—	(3,094)	—
Utilization of inventory previously written-off	—	—	215	323

GAAP net income (loss)	$2,988	$(8,602)	$8,285	$(24,654)

AVICI SYSTEMS INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(IN THOUSANDS)

(Unaudited)

	December 31, 2006	December 31, 2005
Assets
Cash and marketable securities	$60,095	$48,120
Inventories	5,438	8,172
Trade accounts receivable, net	3,583	6,122
Restricted cash	1,000	—
Other current assets	1,133	1,501

Total current assets	71,249	63,915

Long-term investments	8,504	2,099
Property and equipment, net	4,937	9,306
Contract distribution rights	—	2,107
Other non-current assets	—	243

Total assets	$84,690	$77,670

Liabilities and Stockholders’ Equity
Accounts payable and accrued expenses	$8,914	$11,510
Deferred revenue	9,592	13,970
Stockholders’ equity	66,184	52,190

Total liabilities and stockholders’ equity	$84,690	$77,670

December	31, 2005 amounts are derived from audited financial statements.

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